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                                                                   EXHIBIT 10.17

                        THIRD AMENDMENT TO SECOND AMENDED
                          AND RESTATED CREDIT AGREEMENT


         THIRD Amendment, dated as of March 4, 2003 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of December 27, 2001, as amended by the First Amendment dated as of January 30, 2002 and the Second Amendment dated as of February 19, 2002 (as so amended, the "Credit Agreement") by and among Packaged Ice, Inc., a Texas corporation (the "Borrower"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Ableco Finance LLC, a Delaware limited liability company ("Ableco"), as collateral agent for the Lenders (in such capacity, the "Collateral Agent") and The CIT Group/Business Credit, Inc., a New York corporation ("CIT"), as successor in interest to Ableco as administrative agent for the Lenders (in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

                                    RECITALS

         The Borrower, the Lenders and the Agents have agreed to amend the Credit Agreement to allow for the purchase of certain assets and the incurrence of certain indebtedness by Reddy Ice (as such term is defined in the Credit Agreement) pursuant to the Agreement and Bill of Sale, dated as of March 4, 2003, by and among Texas Arctic Ice Co., Inc., an Texas corporation, as seller ("Seller") and its principal shareholder, Ronald W. Mendenhall and Reddy Ice, as purchaser. In consideration of good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions.

         All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

         2. Existing Definitions.

                  (a) The definition of the term "Permitted Indebtedness" in
         Section 1.01 of the Credit Agreement is hereby amended by (i) designating clause "(h)" as new clause "(i)", (ii) designating clause "(i)" as new clause "(j)", and (iii) inserting new clause (h) to read in its entirety as follows:

                           "(h) all Indebtedness of Reddy Ice under the Texas Purchase Transaction in a principal amount not to exceed $201,319.83;".

                  (b) Clause (h) of the definition of the term "Permitted Liens" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(h) Liens securing Indebtedness permitted by subsections (c) and (h) of the definition of Permitted Indebtedness;".

         3. New Definitions.

                  (a) The definition of the term "Texas Arctic" shall be inserted, in alphabetical order, in Section 1.01 of the Credit Agreement to read in its entirety as follows:

                           "'Texas Arctic' means Texas Arctic Ice Co., Inc., a
                  Texas corporation."

                  (b) The definition of the term "Texas Purchase Documents" shall be inserted, in alphabetical order, in Section 1.01 of the Credit Agreement to read in its entirety as follows:



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                  "'Texas Purchase Documents' means (i) the Agreement and Bill of Sale, dated as of March 4, 2003, by and among Texas Arctic, as seller, and Ronald W. Mendenhall, as the principal shareholder of Texas Arctic, and Reddy Ice, as purchaser, (ii) the promissory note, dated as of March 4, 2003, made by Reddy Ice in favor of Texas Arctic in the principal amount of $201,319.83, and (iii) any documents related thereto, in each case as in effect on March 4, 2003."

                  (c) The definition of the term "Texas Purchase Transaction" shall be inserted, in alphabetical order, in Section 1.01 of the Credit Agreement to read in its entirety as follows:

                  "'Texas Purchase Transaction' means the purchase of certain real property and equipment pursuant to the terms of the Texas Purchase Documents."

         4. Conditions to Effectiveness. This Amendment shall become effective (the "Amendment Effective Date") upon satisfaction in full of the following conditions precedent:

                  (a) The representations and warranties contained in this Amendment, Article VI of the Credit Agreement and the other Loan Documents shall be correct on and as of the date of this Amendment as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Default or Event of Default shall have occurred and be continuing on the date of this Amendment, or result from this Amendment becoming effective in accordance with its terms.

                  (b) The Collateral Agent shall have received (i) counterparts of this Amendment that bear the signatures of each of the Borrower and the Lenders and (ii) counterparts of an Acknowledgement and Consent, in the form of Annex I to this Amendment, that bear the signature of each Guarantor.

                  (c) All legal matters incident to this Amendment shall be satisfactory to the Agents and their counsel.

         5. Borrower Representations and Warranties. The Borrower represents and warrants to the Lenders as follows:

                  (a) The Borrower (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and
         (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Credit Agreement, as amended hereby.

                  (b) The execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Borrower's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting the Borrower or any of the Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to the Borrower's property.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by the Borrower of this Amendment or the performance by the Borrower of the Credit Agreement, as amended hereby.

                  (d) This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect




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         affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

                  (e) The representations and warranties contained in Article VI of the Credit Agreement are correct on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default has occurred and is continuing on and as of the date hereof.

         6. Continued Effectiveness of Credit Agreement. The Borrower hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Credit Agreement", the "Agreement", "hereto", "hereof", "hereunder", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the ratable benefit of the Lenders, or to grant to the Collateral Agent for the ratable benefit of the Lenders a security interest in or Lien on, any collateral as security for the Obligations of the Borrower, or any of its Subsidiaries or any Guarantor from time to time existing in respect of the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

         7. Miscellaneous.

                  (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (d) Borrower will pay on demand all reasonable fees, costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Credit Agreement, including, without limitation, reasonable fees, disbursements and other charges of counsel to the Agents.

                  [Remainder of page intentionally left blank.]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment, to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                      BORROWER:

                                      PACKAGED ICE, INC.

                                      By:   /s/ STEVEN J. JANUSEK
                                          --------------------------------------
                                          Name:  Steven J. Janusek
                                          Title: Chief Financial Officer

                                      COLLATERAL AGENT AND LENDER:

                                      ABLECO FINANCE LLC

                                      By:   /s/ KEVIN GENDA
                                          --------------------------------------
                                          Name:  Kevin Genda
                                          Title: Senior Vice President

                                      ADMINISTRATIVE AGENT AND LENDER:
                                      THE CIT GROUP/BUSINESS CREDIT, INC.

                                      By:   /s/ MARK PORTER
                                          --------------------------------------
                                          Name:   Mark Porter
                                          Title:  Vice President



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                                    LENDERS:

                                    A3 FUNDING LP
                                    By:  A3 Fund Management LLC,
                                         its General Partner

                                         By:  /s/ KEVIN GENDA
                                              ----------------------------------
                                              Name:  Kevin Genda
                                              Title: Senior Vice President

                                    A4 FUNDING LP
                                    By:  A4 Fund Management Inc.,
                                         its General Partner

                                         By:  /s/ KEVIN GENDA
                                              ----------------------------------
                                              Name:  Kevin Genda
                                              Title: Senior Vice President


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                                     ANNEX I

                       FORM OF ACKNOWLEDGEMENT AND CONSENT


         Reference is hereby made to the Second Amended and Restated Credit Agreement, dated as of December 27, 2001, as amended by the First Amendment dated as of January 30, 2002 and the Second Amendment dated as of February 19, 2002 (the "Credit Agreement"), by and among Packaged Ice, Inc., a Texas corporation (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders"), Ableco Finance LLC, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), and The CIT Group/Business Credit, Inc., as successor in interest to Ableco as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and the Third Amendment thereto, dated as of March 4, 2003 (the "Third Amendment"). All terms used herein which are defined in the Credit Agreement, as amended by the Third Amendment, have the same meanings herein as set forth in the Credit Agreement as so amended.

                  Each of the undersigned (each, a "Guarantor") is a party to a Guaranty in which such Guarantor unconditionally guarantees the prompt payment, as and when due, whether at maturity, by acceleration or otherwise, of all liabilities (primary, secondary, direct, contingent, sole, joint and/or several) of the Borrower to the Agents and the Lenders, at any time arising under the Credit Agreement or any other Loan Document.

         Each of the undersigned hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date (as defined in the Third Amendment) all references in any such Loan Document to "the Credit Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Credit Agreement shall mean the Credit Agreement, as amended by the Third Amendment, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent for the ratable benefit of the Lenders, or to grant to the Collateral Agent for the ratable benefit of the Lenders a security interest in or Lien on, any collateral as security for the Obligations of the Borrower or any Guarantor from time to time existing in respect of the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.





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         IN WITNESS WHEREOF, each Guarantor has caused this Acknowledgement and
Consent to be executed by an officer thereunto duly authorized, as of the Amendment Effective Date.



                                   GUARANTORS

                                   CASSCO ICE & COLD STORAGE, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   PACKAGED ICE IP, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   REDDY ICE CORPORATION


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                   SOUTHERN BOTTLED WATER COMPANY, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                      Title: